UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):      March 30, 2007

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Spirit 40 Park Drive, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code        (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K filed by Insituform Technologies, Inc. (the “Company”) on March 22, 2007, in connection with a presentation given by Thomas S. Rooney, Jr., the Company’s President and Chief Executive Officer, at an analyst conference held on March 30, 2007. This Form 8-K/A is being filed with respect to certain revisions made to a slide presentation presented by Mr. Rooney at the March 30, 2007 conference. A copy of the revised slide presentation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)     The following exhibit is filed as part of this report:

Exhibit	Description
99.1	Revised Slide Presentation of Insituform Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

By:     /s/ David F. Morris
    David F. Morris
    Vice President, General Counsel and Secretary

Date:  April 3, 2007

INDEX TO EXHIBITS

Exhibit	Description
99.1	Revised Slide Presentation of Insituform Technologies, Inc.